UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2002

Commission File Number 1-9533

WORLD FUEL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	59-2459427 (I.R.S. Employer Identification No.)

700 South Royal Poinciana Blvd., Suite 800 Miami Springs, Florida (Address of principal executive offices)	33166 (Zip Code)

Registrant’s telephone number, including area code: (305) 884-2001

Item 5.    Other Events and Regulation FD Disclosure

On July 26, 2002, World Fuel Services Corporation (“World Fuel”) submitted to the Securities and Exchange Commission (the “SEC”) the Statements under Oath of our principal executive officer and principal financial officer in accordance with the SEC’s June 27, 2002 Order requiring the filing of such sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934. The sworn statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein. A press release, dated August 1, 2002, announcing the filing of the sworn statements, among other items, is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

Item 7.    Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated July 26, 2002.

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated July 26, 2002.

99.3	Press release dated August 1, 2002.

Item 8.    Change in Fiscal Year

On July 26, 2002, the Board of Directors of World Fuel, upon the recommendation of its Audit Committee, approved a change of World Fuel’s fiscal year from the current fiscal year-end date of March 31st to a calendar year year-end, effective December 31, 2002. Accordingly, for the transition period between March 31, 2002 and December 31, 2002, World Fuel will file a Form 10-K for the nine-month period ended December 31, 2002. A press release, dated August 1, 2002, announcing the changing of World Fuel’s fiscal year-end, among other items, is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WORLD FUEL SERVICES CORPORATION

By:	/s/ MICHAEL J. KASBAR
Michael J. Kasbar President and Chief Operating Officer

By:	/s/ FRANCIS X. SHEA
Francis X. Shea Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: August 2, 2002

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